UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01	Other Events

Community Bank System, Inc. (“Community Bank System”) issued a press release today announcing the completion of its acquisition of Steuben Trust Corporation, a New York corporation (“Steuben”) on June 12, 2020, pursuant to the Agreement and Plan of Merger, dated as of October 18, 2019 (the “Merger Agreement”), by and between Community Bank System and Steuben. Under the terms of the Merger Agreement, Steuben merged with and into Community Bank System (the “Merger”), with Community Bank System being the surviving corporation of the Merger, and Steuben Trust Company (“Steuben Trust”), a wholly owned subsidiary of Steuben, merged with and into Community Bank, N.A. (“Community Bank”), a wholly owned subsidiary of Community Bank System, with Community Bank continuing as the surviving bank.

The total consideration payable to Steuben’s stockholders consists of approximately $21.3 million in cash and approximately 1,363,500 shares of Community Bank System common stock, par value $1.00 per share (“Community Common Stock”). Under the terms of the Merger Agreement, Steuben’s stockholders are entitled to receive, for each share of Steuben common stock they own, a combination of $12.60 in cash and 0.8054 shares of Community Common Stock, plus cash in lieu of fractional shares.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which was filed as Exhibit 2.1 to Community Bank System's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2019, and is incorporated herein by reference.

A copy of Community Bank System's press release dated June 15, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ George J. Getman
Name: Title:	George J. Getman EVP and General Counsel

Dated: June 15, 2020